Exhibit 10.11

AMENDED AND RESTATED SECURED FULL RECOURSE
BALLOON PAYMENT PROMISSORY NOTE

$1,066,400.44	February 19, 2002

     This Amended and Restated Secured Full Recourse Balloon Payment Promissory Note (the “Note”) documents the amendment of the Secured Full Recourse Balloon Payment Promissory Note dated as of March 30, 2001 to increase the original principal amount of the Note which was FOUR HUNDRED SIXTY TWO THOUSAND THREE HUNDRED NINETY ONE AND 13/100 DOLLARS ($462,391.13) by an additional SIX HUNDRED FOUR THOUSAND NINE AND 31/1000 DOLLARS ($604,009.31) to a new principal amount of ONE MILLION SIXTY SIX THOUSAND FOUR HUNDRED AND 44/100 DOLLARS ($1,066,400.44) as contemplated by Section 9 of the March 30, 2001 note and further to reduce the original maturity date of March 30, 2011 to February 18, 2005 and provide that effective February 19, 2002, interest shall accrue on the principal balance outstanding from time to time at the rate of two and seventy-two one-hundredths percent (2.72%) per annum, compounded semiannually.

     1. Borrower’s Promise to Pay. FOR VALUE RECEIVED, the undersigned STEPHEN M. BENNETT (“Borrower”) hereby promises to pay to the order of INTUIT INC., a Delaware corporation (“Intuit”), at 2550 Garcia Avenue, Mountain View, California 94043, Attention: Corporate Comptroller, in lawful money of the United States of America, without offset or deduction, on or before February 19, 2005 (the “Maturity Date”), the principal amount of ONE MILLION SIXTY SIX THOUSAND FOUR HUNDRED AND 44/100 DOLLARS ($1,066,400.44), with interest as set forth herein. The address for receipt of payments hereunder may be changed at any time by the Note holder upon ten (10) days’ written notice to Borrower. Borrower acknowledges that the benefits of this loan are not transferable.

     2. Payments of Interest and Principal.

          a. Accrual of Interest. This Note shall accrue interest from March 30, 2001 through November 25, 2001 on the principal balance outstanding from time to time at the rate of five and fifty one-hundredths percent (5.50%) per annum, compounded semiannually. This note shall accrue from November 26, 2001 through February 18, 2002 on the principal balance outstanding from time to time at the rate of five and twenty-four-hundredths percent (5.24%) per annum, compounded semiannually. Thereafter, from February 19, 2002 to the date this Note is paid in full, this Note shall accrue interest on the principal balance outstanding from time to time at the rate of two and seventy-two one-hundredths percent (2.72%) per annum, compounded semiannually.

          b. Payment of Interest. Subject to the terms of Paragraphs 5 and 6 below, Borrower shall pay to the Note holder, on March 30, 2002 and on February 19, 2003 and on each anniversary of such latter date, all interest then accrued and unpaid.

          c. Payment of Principal. Subject to the terms of Paragraphs 5 and 6 below, Borrower shall pay to the Note holder, on the Maturity Date, the entire then-outstanding principal balance of the loan.

          d. General. Subject to the foregoing, the entire then-outstanding principal balance, all interest then accrued and unpaid, plus any other sums then due hereunder, shall be due and payable to the Note holder on the Maturity Date set forth herein. In the event any sum due hereunder is not paid when due, interest shall be payable on the unpaid amount, commencing at the date payment was due and continuing until paid. Payments shall be applied first to interest accrued and then to the principal balance. However, in no event shall the rate of interest payable under this Note exceed the maximum rate permitted by applicable law, and if any payment in the nature of interest shall cause the maximum rate to be exceeded, the portion of the payment in excess of the maximum rate shall be applied to reduce the principal balance. Interest payments for periods less than a year shall be prorated based on a 360-day year.

     3. Right to Prepay. Provided Borrower is not then in default hereunder, Borrower shall have the right to prepay all or any part of the outstanding unpaid principal at any time without notice and without any prepayment charge.

     4. Collateral. This Note is secured by a Stock Pledge Agreement dated as of February 19, 2002 executed by Borrower and attached hereto as Exhibit A (the “Pledge Agreement”) in favor of Intuit covering 75,000 vested shares of common stock of Intuit evidenced by certificate numbers 12121, 12122, 11504 and 11514 (the “Collateral”). Borrower agrees that all terms, covenants and conditions of the Pledge Agreement are made a part of this Note.

     5. Events Triggering Immediate Repayment. In the event any or all of the Collateral is sold, conveyed, assigned or otherwise transferred, by operation of law or otherwise, then, the entire principal balance of this Note and all accrued interest, and irrespective of the Maturity Date set forth herein, shall become immediately due and payable.

     6. Additional Events Triggering Acceleration. In the event Borrower ceases for any reason to be employed by Intuit Inc. or any of its subsidiary companies by virtue of an Involuntary Termination, a Voluntary Termination, a Termination for Cause, a Termination without Cause, or a Termination for Death or Disability, then the entire principal balance of this Note and all accrued interest shall become due and payable on the earlier to occur of (i) two (2) years from the date of the Involuntary Termination, the Termination without Cause, or the Termination for Death or Disability, or ninety (90) days from the date of the Termination for Cause or the Voluntary Termination, as applicable, or (ii) the Maturity Date. All capitalized terms used in this Paragraph 6 and not otherwise defined in this Note shall have the meanings ascribed to them in that certain employment agreement entered into by and between Intuit and Borrower dated January 21, 2000 and amended as of January 17, 2001 and October 23, 2001.

     7. Default.

          a. Events of Default. Borrower shall be in default under this Note if any of the following happen:

(i) Borrower does not pay the full amount of each payment required under this Note within five (5) days of the date when due, or fails to comply with any terms or conditions set forth in this Note; or

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(ii) Borrower fails to comply with any terms or conditions set forth in the Pledge Agreement; or

(iii) Borrower voluntarily files bankruptcy or seeks legal relief from any debts under any state or federal law or if someone brings an involuntary petition in bankruptcy against him.

          b. Rights of Note Holder Upon Default. If Borrower is in default, then the entire balance of this Note, including all accrued interest, and irrespective of the Maturity Date set forth herein, at the option of the Note holder, shall become immediately due and payable and the Note holder shall have all rights and remedies in this Note, the Pledge Agreement, and at law and in equity. Borrower promises to pay to the Note holder all costs, charges and expenses, including attorneys’ fees, incurred in collection of the amounts due under this Note.

          c. Full Recourse Against Borrower. Recourse may be had against any and all assets of Borrower.

     8. Borrower’s Waivers. Acceptance of any payment after default shall not constitute a waiver of any such default. Any extension of time of payment of any amounts due hereunder shall not affect the liability of Borrower, who hereby waives demand, presentment for payment, notice of nonpayment, protest and notice of protest.

     9. Entire Agreement; Amendments. This Note contains the entire agreement between the parties hereto concerning the subject matter hereof and supersedes all prior written or oral agreements between the parties with respect to the subject matter hereof, and no addition to or modification of any term or provision shall be effective unless set forth in writing, signed by both of the parties hereto. Without limiting the generality of the foregoing, Borrower expressly agrees that the loan amount may be increased from time to time by written amendment to this Note executed by both Borrower and Intuit in the event additional sums are loaned, which the parties anticipate may occur in conjunction with the vesting in Borrower of additional shares of Intuit stock purchased by Borrower pursuant to certain Restricted Stock Purchase Agreements between Borrower and Intuit dated as of January 24, 2000 and amended as of January 17, 2001.

     10. Time of Essence. Time is of the essence for the performance of each and every covenant of Borrower hereunder.

     11. California Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

     By executing this Note, Borrower agrees that he has received a fully completed copy of this Note.

BORROWER:

/s/ Stephen M. Bennett Stephen M. Bennett

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EXHIBIT A

STOCK PLEDGE AGREEMENT

STOCK PLEDGE AGREEMENT

          This Stock Pledge Agreement (the “Pledge Agreement”) is made and entered into as of February 19, 2002 between Intuit Inc., a Delaware corporation (“Intuit”), and Stephen M. Bennett (the “Pledgor”). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Amended and Restated Secured Full Recourse Balloon Payment Promissory Note of even date herewith delivered by Pledgor to Intuit (the “Note”).

R E C I T A L S

          A. In exchange for delivery of the Note to Intuit and the promises set forth therein, Intuit has lent Pledgor the principal amount of one million sixty six thousand four hundred and 44/100 dollars ($1,066,400.44).

          B. Pledgor has agreed that repayment of the Note will be secured by the pledge of 75,000 shares of Intuit Common Stock (the “Shares”) pursuant to this Pledge Agreement.

          NOW, THEREFORE, the parties agree as follows:

     1. Creation of Security Interest. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to Intuit, and Intuit hereby accepts, a first and present security interest in (i) the Shares, (ii) all Dividends (as defined in Section 5 hereof), and (iii) all Additional Securities (as defined in Section 6 hereof, to secure payment of the Note and performance of all Pledgor’s obligations under this Pledge Agreement. Pledgor herewith delivers to Intuit Common Stock certificates Nos. 12121, 12122, 11504 and 11514 representing all the Shares, together with one stock power for each certificate so delivered in the form attached as Exhibit B to the Note, duly executed (with the date and number of shares left blank) by Pledgor. For purposes of this Pledge Agreement, the Shares, all Dividends and all Additional Securities will hereinafter be collectively referred to as the “Collateral.” Pledgor agrees that the Collateral will be deposited with and held by the Secretary of Intuit or its designee (the “Escrow Holder”) and that, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for Intuit as its agent.

     2. Representations and Warranties and Covenants Regarding Collateral. Pledgor hereby represents and warrants to Intuit that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant Intuit the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Pledgor’s obligations under this Pledge Agreement have been performed, Pledgor will not, without Intuit’s prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

     3. Rights on Default. Upon an occurrence of an Event of Default set forth in Section 7 of the Note, Intuit will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker’s exchange or elsewhere, at public or private sale, at the option of Intuit, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, Intuit or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, Intuit may elect to retain all the Collateral in full satisfaction of Pledgor’s obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at Intuit’s request, to cooperate with Intuit in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which Intuit shall reasonably request to permit disposition of the Collateral.

     4. Additional Remedies. The rights and remedies granted to Intuit herein upon an Event of Default will be in addition to all the rights, powers and remedies of Intuit under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by Intuit with respect to all of the Collateral. Pledgor agrees that Intuit’s reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys’ fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of Intuit will be cumulative and not alternative. Any forbearance or failure or delay by Intuit in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

     5. Dividends; Voting. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the “Dividends”) will be immediately delivered to Intuit to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

     6. Adjustments. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the “Additional Securities”) then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to Intuit and) pledged to Intuit to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

     7. Redelivery of Collateral; No Release For Partial Payment.

          a. Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement.

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          b. Upon performance of all Pledgor’s obligations under the Note and this Pledge Agreement, Intuit will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate.

     8. Further Assurances. Pledgor shall, at Intuit’s request, execute and deliver such further documents and take such further actions as Intuit shall reasonably request to perfect and maintain Intuit’s security interest in the Collateral, or in any part thereof.

     9. Successors and Assigns. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

     10. Governing Law; Severability. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

     11. Modification; Entire Agreement. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

INTUIT INC		PLEDGOR

By:	/s/ Greg J. Santora	/s/ Stephen M. Bennett

	Greg J. Santora Chief Financial Officer	Stephen M. Bennett

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EXHIBIT B

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Amended and Restated Secured Full Recourse Balloon Payment Promissory Note dated as of February 19, 2002 (the “Note”), the undersigned hereby sells, assigns and transfers unto ______________________________ , _______________ shares of the Common Stock of Intuit Inc., a Delaware corporation (“Intuit”), standing in the undersigned’s name on the books of Intuit represented by Certificate No(s). _____________________________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of Intuit as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of Intuit. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE NOTE AND THE STOCK PLEDGE AGREEMENT ASSOCIATED THERETO.

Dated:_____________________________________

PLEDGOR

/s/ Stephen M. Bennett

Stephen M. Bennett

Instructions to Pledgor: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable Intuit and/or its assignee(s) to acquire the shares upon a default under Pledgor’s Secured Full Recourse Balloon Payment Promissory Note without requiring additional signatures on the part of the Pledgor.

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Amended and Restated Secured Full Recourse Balloon Payment Promissory Note dated as of February 19, 2002 (the “Note”), the undersigned hereby sells, assigns and transfers unto ______________________________ , _______________ shares of the Common Stock of Intuit Inc., a Delaware corporation (“Intuit”), standing in the undersigned’s name on the books of Intuit represented by Certificate No(s). _____________________________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of Intuit as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of Intuit. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE NOTE AND THE STOCK PLEDGE AGREEMENT ASSOCIATED THERETO.

Dated:_____________________________________

PLEDGOR

/s/ Stephen M. Bennett

Stephen M. Bennett

Instructions to Pledgor: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable Intuit and/or its assignee(s) to acquire the shares upon a default under Pledgor’s Secured Full Recourse Balloon Payment Promissory Note without requiring additional signatures on the part of the Pledgor.

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Amended and Restated Secured Full Recourse Balloon Payment Promissory Note dated as of February 19, 2002 (the “Note”), the undersigned hereby sells, assigns and transfers unto ______________________________ , _______________ shares of the Common Stock of Intuit Inc., a Delaware corporation (“Intuit”), standing in the undersigned’s name on the books of Intuit represented by Certificate No(s). _____________________________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of Intuit as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of Intuit. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE NOTE AND THE STOCK PLEDGE AGREEMENT ASSOCIATED THERETO.

Dated:_____________________________________

PLEDGOR

/s/ Stephen M. Bennett

Stephen M. Bennett

Instructions to Pledgor: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable Intuit and/or its assignee(s) to acquire the shares upon a default under Pledgor’s Secured Full Recourse Balloon Payment Promissory Note without requiring additional signatures on the part of the Pledgor.

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Amended and Restated Secured Full Recourse Balloon Payment Promissory Note dated as of February 19, 2002 (the “Note”), the undersigned hereby sells, assigns and transfers unto ______________________________ , _______________ shares of the Common Stock of Intuit Inc., a Delaware corporation (“Intuit”), standing in the undersigned’s name on the books of Intuit represented by Certificate No(s). _____________________________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of Intuit as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of Intuit. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE NOTE AND THE STOCK PLEDGE AGREEMENT ASSOCIATED THERETO.

Dated: _____________________________________

PLEDGOR

/s/ Stephen M. Bennett

Stephen M. Bennett

Instructions to Pledgor:  Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable Intuit and/or its assignee(s) to acquire the shares upon a default under Pledgor’s Secured Full Recourse Balloon Payment Promissory Note without requiring additional signatures on the part of the Pledgor.